1.   BRIEF DESCRIPTION OF GLOBAL CROSSING

     o Global Crossing provides telecommunications solutions over the world's first integrated global IP-based network. Its core network connects more than 300 cities in 29 countries worldwide, and delivers services to more than 600 cities in 60 countries and 6 continents around the globe.
     o Global Crossing's strategy is focused on serving multi-national enterprises, governments and carrier customers with Internet protocol ("IP") and high performance networking solutions
     o    FY 2005 Revenues reached almost $2 Billion

2.   WHY IS GLOBAL CROSSING ACQUIRING IMPSAT?

     o    The main reasons Global Crossing was so attracted to Impsat are

          i. Impsat's expertise and leading position in the corporate telecommunications industry in Latin America

          ii.  The depth and breadth of Impsat's product offerings

          iii. The complementary nature of the two companies' networks

     o    The  combination  of  assets,   expertise  and   industry-leading
          products   will  support  the  creation  of  the  most   advanced
          enterprise solutions, offering enhanced value to customers.

     o This transaction strengthens and accelerates Global Crossing's "invest and grow" strategy which was announced a couple of years ago

3.   WHY IS THIS TRANSACTION GOOD FOR IMPSAT?

     o    Global  Crossing  and Impsat have  complementary  businesses  and networks and a similar focus on corporate customers. The combination of Impsat and Global Crossing will set an excellent platform for growth and will allow the customers of the combined company to take advantage of a complete service offering over a global network.

     o Impsat's operations will benefit from the global reach of Global Crossing's network and sales organization

     o Through this acquisition, Impsat will be able to reap enormous benefits from a broader support infrastructure with Global Crossing, and we anticipate that this transaction will allow us to better meet customer needs.

4. WILL IMPSAT REMAIN AS AN INDEPENDENT ENTITY OR WILL IT BE MERGED INTO GLOBAL CROSSING OPERATIONS?

     o Until the transaction is completed, Impsat will be conducting business as usual, and will continue to operate as an independent entity

     o Joint integration teams will assess which is the best way to integrate both companies and which organizational structure is best suited to tap the new opportunities and challenges

5.   WILL ALL IMPSAT'S OPERATIONS REMAIN OPEN?

     o There are no plans on closing or divesting any of Impsat's operations

     o Impsat's regional coverage is one of the main attributes that led Global Crossing to propose acquiring Impsat

6.   WHAT WILL HAPPEN TO IMPSAT'S CURRENT ORGANIZATIONAL STRUCTURE?

     o Until the transaction is completed, Impsat will be conducting business as usual, and will continue to operate as an independent entity with the organizational structure that we currently have in place

     o Joint integration teams will assess which is the best way to integrate both companies and which organizational structure is best suited to the new opportunities and challenges

7.   WHAT SHOULD WE DO WITH ALL PROJECTS THAT WE ARE CURRENTLY MANAGING?

     o Until the transaction is completed everyone should continue conducting business just like we have in the past

     o The most important thing for all employees to remember is to stay focused during this time and continue business as usual

8.   HOW IS GLOBAL CROSSING'S FINANCIAL SITUATION?

     o Global Crossing recently tapped the capital markets raising approximately $384 million in both equity and debt

     o The market capitalization of Global Crossing as of October 25, 2006 is approximately $880 million

9.   WHAT IS BEING ANNOUNCED?

     o We are announcing that Global Crossing and Impsat signed an agreement under which Global Crossing has agreed to acquire Impsat, subject to certain terms and conditions

10.  WHAT ARE THE TERMS OF THE TRANSACTION?

     o Under the terms of the agreement, Global Crossing has agreed to acquire all of the outstanding shares of Impsat common stock for $9.32 per share in cash.

     o Upon completion of the transaction, Impsat will become a wholly owned subsidiary of Global Crossing

     o The transaction is subject to the approval of Impsat's shareholders, certain debtholders, and regulatory bodies; and for this reason it is expected to close in the first quarter of 2007.

11.  WHAT WILL HAPPEN TO IMPSAT'S BRAND NAMES?

     o Joint integration teams will review the marketing strategy to maximize the value of Impsat and Global Crossing brands with our customers

12.  WHEN IS THE TRANSACTION EXPECTED TO CLOSE?

     o The transaction is subject to the approval of Impsat's shareholders, certain debtholders, and regulatory bodies; and for this reason it is expected to close in the first quarter of 2007.

     o It is very difficult to estimate a date for closing given that many of the regulatory approvals are dependent on other entities' processes and timing

     o In similar transactions, shareholder and regulatory approval has taken between four to six months

13.  WHAT SHOULD WE COMMUNICATE TO CUSTOMERS AND/OR SUPPLIERS?

     o We have prepared letters to send to customers and suppliers announcing the transaction and highlighting the benefits of the combination of assets, expertise and industry-leading products

     o You may share with customers and suppliers the information included in this document

14.  WILL IMPSAT HONOR ITS CONTRACTS WITH CUSTOMERS AND SUPPLIERS?

     o Impsat will continue conducting business just like we have in the past and that includes honoring all contracts or agreements with employees, customers, suppliers, and other constituencies.

15.  WHY WOULD IMPSAT'S CUSTOMERS BENEFIT FROM THIS TRANSACTION?

     o By combining our assets, expertise and industry-leading products, we can together create the most advanced enterprise solutions, over a global network, offering enhanced value to our customers

     o Through this acquisition, Impsat will be able to reap enormous benefits from a broader support infrastructure with Global Crossing, and we anticipate that this transaction will allow us to better meet customer needs.

16. HOW SHOULD WE HANDLE THE CURRENT NEGOTIATION OF CONTRACTS AND SELLING OF PRODUCTS AND SERVICES?

     o Impsat and all of its employees should continue conducting business just like we have in the past, and you should act in the best interest of the company

     o It's important that we all remain focused on serving our customers and delivering outstanding results.

17.  WILL THERE BE ANY LAYOFFS?

     o This transaction is about growth and strategic opportunities, not cost cutting, and we are confident that employees of both companies will enjoy enhanced opportunities; however we do anticipate some cost synergies

     o Over time, joint integration teams will review the organization and job structure and assess which organizational structure is best suited for the combined entity

18. WHAT TYPE OF SEVERANCE WILL GLOBAL CROSSING OR IMPSAT PAY TO LAY OFF EMPLOYEES?

     o In the event of a termination of an employee contract, severance payments may apply taking into consideration Impsat's policies and the legal regulations in each country of operations

19.  WILL MY JOB OR REPORTING STRUCTURE CHANGE?

     o    Until the  transaction  is  completed,  Impsat  will  continue to
          operate   as  an   independent   entity   with  the   legal   and
          organizational structure that we currently have in place.

     o Over time, joint integration teams will review the organization and job structure and assess which organizational structure is best suited for the combined entity

     o In the meantime, it's important that we all remain focused on serving our customers and delivering outstanding results

20.  WHAT WILL HAPPEN TO PENDING VACATIONS?

     o There will be no changes regarding pending vacations. All accumulated and not used vacations will be honored by Global Crossing

21.  WILL WE STILL RECEIVE OUR 2006 COMMISSIONS AND/OR BONUSES?

     o The 2006 Bonus and Commission plans have not changed as a result of the announced acquisition. Payments will be made in accordance with Impsat's Bonus and Commission plans and with the achievement of certain collective and personal goals. As such, it is imperative that we continue to focus on generating revenue and providing customer satisfaction.

22.  WHAT WILL HAPPEN TO THE COMMISSIONS AND/OR BONUSES FOR 2007?

     o    During the 4th quarter of 2006,  we will be working to  determine
          the  design  and  performance   metrics  for  all  incentive  and
          commission plans for 2007

23.  WILL THERE BE ANY RAISES IN SALARIES NEXT YEAR?

     o As has always been the case, as we develop the 2007 budget, senior management will assess the need, timing and size of any salary adjustments for 2007

24. HOW WILL GLOBAL CROSSING MANAGEMENT KNOW ABOUT MY RESPONSIBILITIES, GOALS AND ACHIEVEMENTS?

     o Until the transaction is completed, Impsat will continue to operate as an independent entity and should continue conducting business just like we have in the past

     o Over time, joint integration teams will review the organization and job structure in order to access which organizational structure is best suited for the combined entity

     o In the meantime, it's important that we all remain focused on serving our customers and delivering outstanding results

25. DOES IT MAKE ANY SENSE TO WORK ON A BUDGET FOR 2007? WILL THE BUDGET OR ITS GOALS CHANGE AFTER THE CLOSING OF THE TRANSACTION?

     o Until the transaction is completed, Impsat will continue to operate as an independent entity and should continue conducting business just like we have in the past

     o During the 4th quarter of 2006, Impsat will be working on a Budget for 2007 which will be the basis to determine the design and performance metrics for all incentive and commission plans for 2007.

In connection with Global Crossing's proposed acquisition of Impsat pursuant to the terms of an Agreement and Plan of Merger between Global Crossing and Impsat, Impsat will file a proxy statement with the Securities and Exchange Commission (the "SEC"). Investors are urged to read the proxy statement (including all amendments and supplements to it) because it will contain important information. Investors may obtain free copies of the proxy statement when it becomes available, as well as other filings containing information about Impsat, without charge, at the SEC's Internet site (www.sec.gov). These documents may also be obtained for free from Impsat's Investor Relations web site (www.impsat.com) or by directing a request to Impsat at: IMPSAT Fiber Networks, Inc., Elvira Rawson de Dellepiane 150, Piso 8, C1107BCA, Buenos Aires, Argentina, Attention:
Guillermo Pardo.

Impsat and its respective directors and executive officers and other members of management and employees are potential participants in the solicitation of proxies from Impsat's stockholders in respect of the proposed transaction.

Information regarding Impsat's directors and executive officers is available in Impsat's proxy statement for its 2006 annual meeting of stockholders, filed with the SEC on March 31, 2006. Additional information regarding the interests of such potential participants in the proposed transaction will be included in the proxy statement to be filed with the SEC in connection with the proposed transaction.

This written communication contains forward-looking statements that involve risks and uncertainties concerning Global Crossing's proposed acquisition of Impsat, Impsat's expected financial performance, as well as Impsat's strategic and operational plans. Actual events or results may differ materially from those described in this written communication due to a number of risks and uncertainties. The potential risks and uncertainties include, among others, the possibility that the transaction will not close or that the closing may be delayed, the reaction of customers of Impsat to the transaction and general economic conditions. In addition, please refer to the documents that Impsat files with the SEC on Forms 10-K, 10-Q and 8-K. The filings by Impsat identify and address other important factors that could cause its financial and operational results to differ materially from those contained in the forward-looking statements set forth in this written communication. Copies of these filings may be obtained by accessing the Impsat's website (www.impsat.com) or the SEC's website (www.sec.gov). Impsat does not undertake any obligation to update any of the forward-looking statements after the date of this written communication to conform to actual results.

Impsat intends that all forward-looking statements made will be subject to safe harbor protection of the federal securities laws pursuant to Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.